                                                                    Exhibit 99.1

Noteholders' Statement for Student Loan Funding 1999 - A/B Trust
Student Loan Senior & Subordinate Asset Backed Notes for Collection Period Ending: May 31, 2000

CUSIP
Senior Series 1999 A-1                                                                         86387AAA7
                                                                                    ---------------------
Senior Series 1999 A-2                                                                         86387AAB5
                                                                                    ---------------------
Senior Series 1999 A-3                                                                         86387AAC3
                                                                                    ---------------------
Senior Series 1999 A-4                                                                         86387AAD1
                                                                                    ---------------------
Senior Series 1999 A-5                                                                         86387AAE9
                                                                                    ---------------------
Senior Series 1999 A-6                                                                         86387AAF6
                                                                                    ---------------------
Subordinate Series 1999 B-1                                                                    86387AAG4
                                                                                    ---------------------

DISTRIBUTION DATE                                                                           July 1, 2000
                                                                                    ---------------------

(a)   Amount of principal being paid or distributed:
                  (i)             1999 A-1 Notes:                                                  $0.00
                  (ii)            1999 A-2 Notes:                                                  $0.00
                  (iii)           1999 A-3 Notes:                                                  $0.00
                  (iv)            1999 A-4 Notes:                                                  $0.00
                  (v)             1999 A-5 Notes:                                                  $0.00
                  (vi)            1999 A-6 Notes:                                                  $0.00
                  (vii)           1999 B-1 Notes:                                                  $0.00

(b)   Amount of interest being paid or distributed based upon the Formula Rate:
                  (i)             1999 A-1 Notes on 7/5/00:    7 day auction                  $97,708.33
                  (ii)            1999 A-2 Notes on 7/7/00:    7 day auction                  $97,708.33
                  (iii)           1999 A-3 Notes on 7/7/00:                                  $401,770.83
                  (iv)            1999 A-4 Notes on 7/25/00:                                 $509,444.44
                  (v)             1999 A-5 Notes on 7/5/00:                                  $386,166.67
                  (vi)            1999 A-6 Notes on 7/7/00:                                  $490,622.22
                  (vii)           1999 B-1 Notes on 7/5/00:                                  $161,916.67

      Formula Interest Rates
                  (i)             1999 A-1 Notes:                                                 6.700%
                  (ii)            1999 A-2 Notes:                                                 6.700%
                  (iii)           1999 A-3 Notes:                                                 6.650%
                  (iv)            1999 A-4 Notes:                                                 6.550%
                  (v)             1999 A-5 Notes:                                                 6.620%
                  (vi)            1999 A-6 Notes:                                                 6.640%
                  (vii)           1999 B-1 Notes:                                                 6.700%

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

(c)   Interest Rates if they were based upon the Net Loan Rate
                  (i)             1999 A-1 Notes:                                                 8.110%
                  (ii)            1999 A-2 Notes:                                                 8.110%
                  (iii)           1999 A-3 Notes:                                                 8.110%
                  (iv)            1999 A-4 Notes:                                                 8.110%
                  (v)             1999 A-5 Notes:                                                 8.110%
                  (vi)            1999 A-6 Notes:                                                 8.110%
                  (vii)           1999 B-1 Notes:                                                 8.110%

(d)   Amount of distribution allocable to any Noteholders' Interest Carryover:
                  (i)             1999 A-1 Notes:                                                  $0.00
                  (ii)            1999 A-2 Notes:                                                  $0.00
                  (iii)           1999 A-3 Notes:                                                  $0.00
                  (iv)            1999 A-4 Notes:                                                  $0.00
                  (v)             1999 A-5 Notes:                                                  $0.00
                  (vi)            1999 A-6 Notes:                                                  $0.00
                  (vii)           1999 B-1 Notes:                                                  $0.00

(e)   Pool Balance on April 30, 2000:                                                    $487,304,141.00
      Pool Balance on May 31, 2000:                                                      $487,422,509.00
                  (i)             Parity Percentage                                               97.38%
                  (ii)            Senior Parity Percentage                                       103.21%

(f)   After giving effect to distributions on this Distribution Date:
                  (i)             1999 A-1 Notes:                                         $75,000,000.00
                  (ii)            1999 A-2 Notes:                                         $75,000,000.00
                  (iii)           1999 A-3 Notes:                                         $75,000,000.00
                  (iv)            1999 A-4 Notes:                                        $100,000,000.00
                  (v)             1999 A-5 Notes:                                         $75,000,000.00
                  (vi)            1999 A-6 Notes:                                         $95,000,000.00
                  (vii)           1999 B-1 Notes:                                         $30,000,000.00

      Total Series A Notes outstanding:                                                  $495,000,000.00
      Total Notes outstanding:                                                           $525,000,000.00

(g)   Amount of Program Operating Expenses
      to be allocated for the upcoming Distribution Date:                                    $199,940.00

(h)   (i) Aggregate amount of Realized Losses (if any) for the Collection Period
      immediately preceding the Distribution Date:                                             ($348.00)
      (ii) Amount received for recoveries of Realized Losses
      from a previous Collection Period
                  (a) interest                                                                     $0.00
                  (b) principal                                                                    $0.00

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

(i)   (i) Amount of distribution attributable to the Reserve Fund:                                 $0.00
      (ii) Amount of distribution attributable to the Acquisition Fund:                            $0.00
      (iii) Amount of distribution attributable to other Indenture accounts:                 $483,875.00
      (iv) Reserve Fund Balance:                                                           $4,038,753.50
      (v) Acquisition Fund Balance:                                                          $181,472.19
      (vi) Other Indenture Account Balances:                                              $31,437,102.27
      (vii) Amount of Parity Percentage Payments:                                                  $0.00

(j)   The aggregate amount paid for Financed Student Loans
      purchased by the trust during the immediately preceding
      Collection Period:                                                                           $0.00

(k)   Amount of Financed Student Loans:
      (i) that are 31 through 60 days delinquent:                                         $15,300,134.00
      (ii) that are 61 through 90 days delinquent:                                         $7,483,264.00
      (iii) that are 91 through 120 days delinquent:                                       $4,887,392.00
      (iv) that are more than 120 days delinquent:                                        $17,430,640.00
      (v) for which claims have been filed with the appropriate Guaranty
         Agency, guarantor, or escrow fund and which are awaiting payment:                 $1,182,140.00



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